SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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The Ehrenkrantz Trust

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EHRENKRANTZ TRUST

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for April 11, 2002 at 10:00 a.m. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 1, of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUENTIONS, CALL US AT 1-800-867-8600.

A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in The Ehrenkrantz Trust (the "Fund") in connection with a Special Meeting of Shareholders. The materials which we have included describe proposals that will affect the future of your Fund.

The Board of Trustees recommends that, among other items, you cast your vote in favor of:

1. Electing a Board of Trustees

    Ratifying the appointment by the Trustees of Roy G. Hale, CPA as the independent auditors for the Fund for the fiscal year ended December 31, 2002
    Approving an Investment Advisory Agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management, Inc..

PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

Sincerely,

President

THE EHRENKRANTZ TRUST

NOTICE OF SPECIAL SHAREHOLDERS'MEETING

TO BE HELD ON APRIL 11, 2002

A Special Shareholders' Meeting ("Meeting") of The Ehrenkrantz Trust (the "Fund), will be held at 10:00 a.m., on April 11, 2002 at 595 Madison Ave., 38th Floor, New York, NY.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1. To elect a Board of Trustees.

2. To ratify the selection of Roy G. Hale, CPA as the independent auditor for the Fund for the fiscal year ended December 31, 2002.

3. To approve an Investment Advisory Agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management, Inc.

The Board of Trustees has fixed December 31, 2001 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal.

By Order of the Board of Trustees,

Joan King

Secretary

New York, NY

March 22, 2002

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Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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TABLE OF CONTENTS

PAGE

PROXY STATEMENT

Information About Voting.......................... 1

Proposal 1: To Elect a Board of Trustees

Proposal 2: To Ratify the Selection of

Roy G. Hale, CPA as Independent

Auditor for the Fund.................

Proposal 3: To Approve an Investment Advisory

Agreement between the Fund and

Ehrenkrantz King Nussbaum Asset

Management, Inc.......................

Proposal 4: Other Business........................

EXHIBITS

Exhibit A: Investment Advisory Agreement......... A-1

THE EHRENKRANTZ TRUST

PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of The Ehrenkrantz Trust (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held April 11, 2002 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on December 31, 2001 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about March 20, 2002.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on the following proposals:

1. To elect a Board of Trustees;

2. To ratify the selection of Roy G. Hale, CPA as independent auditor for the Fund for the fiscal year ended December 31, 2002;

3. To approve an Investment Advisory Agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management, Inc.; and

4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote;

1. FOR the election of all nominees as Trustees;

2. FOR the ratification of the selection of Roy G. Hale, CPA as independent auditors for the Fund for the fiscal year ended December 31, 2002;

3. FOR the approval of the Fund's Investment Advisory Agreement; and

4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: IN FAVOR of the nominees for the Board of Trustees (Proposal 1), IN FAVOR of ratifying the selection of Roy G. Hale, CPA as independent auditors (Proposal 2), IN FAVOR of approving the Investment Advisory Agreement (Proposal 3), and IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment thereof (Proposal 4).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

THE PROPOSALS

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

The Fund's governing documents provided that the Board of Trustees may consist of up to 15 persons. The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees review the Fund's performance and also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

The nominees for election to the Board of Trustees are: Irwin Nussbaum, Joan King, Stanley Brown, Arthur Walsh and Vincent Jay, who presently comprise the entire Board and Jeff Willmott, J. Terrence McCarthy, Robert F. Walker, Tina A. Davis and Carlton Dean Thomas (collectively, the "Nominees").

Each Nominee is currently eligible and has consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees, and the election and qualification of their successors. If any of the Nominees should become unavailable, the proxyholders named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Trustees.

Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Fund. The address of each Trustee is 595 Madison Ave., 38th Floor, New York, New York.

Name, Date of Birth, Address, Fund Shares Beneficially

Position on Fund Board and Owned Directly or Indirectly

Principal Occupation for Past as of 12/31/01 **

Five (5) Years

______________________________ _____________________________

Jeffrey F. Willmott, 53, Nominee. * 0

Director, Chairman and CEO of

Ehrenkrantz King Nussbaum Asset

Management, Inc. 2001-present, Managing

Director of Trenwith Securities, Inc.

Until November 2000. 1990-1998 he

managed Dillon Read Services at Dillon

Read & Co.

J. Terrence McCarthy, 46, Nominee. 0

Senior Managing Director, Head of Global

Financial Services Practice, DHR

International, 1998-present, 1997-1998

Managing Director Sullivan & Co., 1997

Managing Partner, U.S for P.A. Consulting,

1995-1996 Senior Consultant for Picard

International.

Robert F. Walker, 53, Nominee. 0

Senior Vice-president and Director of

Willis Risk Solutions, NY, 1993-present.

Tina A. Davis, 53, Nominee. 0

1998-present, Director, Regional Sales

Manager for Canon USA/Canon Business

Services, 1996-1998, Vice-president,

Regional Sales Manager , Intellisource,

Inc., 1995-1996, Vice-president, Business

Development, Total Management, LLC.

Carlton Dean Thomas, 54, Nominee. 0

Over 26 years of executive management

experience in the media and entertainment

industries. Previously Founder and

Managing Director of Incube8, Inc. Prior

to Incube8, Inc. President of BrainCo, a

software company.

Joan King, 68,Trustee, Vice-President, 2,983

Treasurer and Secretary, President of

Ehrenkrantz King Nussbaum, Inc., a

NASD Broker-Dealer and Registered

Investment Advisor. *

Irwin Nussbaum, 71, President, 13,331

C.E.O of Ehrenkrantz King Nussbaum,

Inc., a NASD Broker-Dealer and

Registered Investment Advisor.

EKN was the advisor to the Fund

until December 26, 2001. *

Stanley H. Brown,62,Trustee 0

Mr. Brown is a financial journalist

and editorial consultant. He was formerly

Senior Editor of Forbes Magazine,

associate editor of Fortune Magazine

and news editor of Business Week.

Arthur Walsh, 60, Trustee, 1,704

Mr. Walsh has been an account

executive with Gruntal & Co., Inc.,

Roseland, NJ since 1979.

Vincent E. Jay, 81, Trustee 0

Mr. Jay is a private investor.

* This Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons than can comprise a fund's board of Trustees. Ms King and Mr. Willmott are interested persons due to their employment affiliation with either Ehrenkrantz King Nussbaum, Inc. ("EKN") the Fund's previous investment manager or Ehrenkrantz King Nussbaum Asset Management, Inc. ("EKNAM"), the Fund's current investment manager. The remaining Trustees ("noninterested Trustees") are not interested persons of the Fund.

**None of the Nominees owns more than 1% of the outstanding shares of the Fund.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The Trustees anticipate meeting at least quarterly during the next fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the investment management services furnished to the Fund by its Advisor and various other service providers. The Fund currently pays no fees to the noninterested Trustees. It does, however, reimburse expenses related to attending meetings of the Trustees.

During the fiscal year ended December 31, 2001 there were 2 meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board.

Certain Trustees and executive officers ("Executive Officers") of the Fund are shareholders of EKN and/or EKNAM and may be deemed to receive indirect remuneration due to their participation in the management fees, brokerage fees and other fees received by EKN or EKNAM. EKN and/or EKNAM pays the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The following table shows the expenses reimbursed to noninterested Trustees by the Fund for the Fiscal year ended December 31, 2000.

NAME OF TRUSTEE TOTAL EXPENSES REIMBURSED

Stanley H. Brown 0

Donna Lewis 0

Vincent E. Jay 0

Arthur Walsh 0

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Executive Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer is a brief description of his or her recent professional experience:

Name and Offices Principal Occupation

With the Fund During Past 5 Years and Age

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Irwin Nussbaum, President C.E.O of Ehrenkrantz King Nussbaum, Inc., a NASD Broker-Dealer and Registered Investment Advisor. EKN was the advisor to the Fund until December 26, 2001. Age 71

Joan King, Vice President, President of Ehrenkrantz King

Secretary and Treasurer Nussbaum, Inc., a NASD Broker-Dealer and Registered Investment Advisor. Age 68

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU APPROVE PROPOSAL 1

PROPOSAL 2: TO RATIFY THE SELECTION OF ROY G. HALE AS

INDEPENDENT AUDITORS FOR THE FUND

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the fund's accounting and financial policies, practices and internal controls, and, based on this review, selects the independent auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

For the last fiscal year, the Board, including all of the noninterested Trustees, selected as auditors the firm of Roy G. Hale, CPA. Roy G. Hale, CPA has examined and reported on the fiscal year-end financial statements, since 1988 to date, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders.

Representatives of Roy G. Hale, CPA are not expected to be present at the Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU APPROVE PROPOSAL 2

PROPOSAL 3: TO APPROVE AN INVESTMENT

ADVISORY AGREEMENT BETWEEN THE FUND AND

EHRENKRANTZ KING NUSSBAUM ASSET MANAGEMENT, INC.

Shareholders of the Fund are being asked to approve an Advisory Agreement (attached hereto as "Exhibit A") between the Fund and its Investment Advisor, Ehrenkrantz King Nussbaum Asset Management,Inc. ("EKNAM").

The Advisory Agreement is required to be approved annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities. In addition, and in either case, each annual renewal must be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days written notice, by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Advisor manages the day to day operations of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors: (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor.

INFORMATION ABOUT THE ADVISOR

Ehrenkrantz King Nussbaum Asset Management, Inc. ("EKNAM") currently serves as the investment advisor to the Fund. EKNAM is a Delaware Corporation formed in 2001. Its offices are located at 595 Madison Ave., New York, NY. The officers and directors of the advisor are setforth below. The address of each officer and director is 595 Madison Ave., New York, NY.

Name and Office Shares Owned and

With Advisor % of Total_______

Jeffrey Willmott, Director, 0

Chairman and CEO

Andrea L. Boccafola, Secretary 0

Harold L. Vogel, Senior 0

Managing Director and

Portfolio Manager

Zoran Konstantinovic, 0

Sr. Managing Director and

Portfolio Manager

* EKNAM is a wholly-owned subsidiary of JSM Capital Holding Corp., a Delaware Corporation, which is owned 80% by John S. Matthews and 20% by Global Recovery Assets International, a corporation controlled by Facundo Bacardi whose address is 595 Madison Ave., 38th Floor, New York, NY 10022.

OTHER INFORMATION RELEVANT TO APPROVAL

OF THE ADVISORY AGREEMENT

Background of Proposal

On July 31, 2001, the Fund's former advisor, Ehrenkrantz King Nussbaum, Inc., was merged into JSM Holding Corp., a Delaware corporation. Simultaneously therewith, Ehrenkrantz King Nussbaum, Inc.'s legal existence as a Delaware corporation was terminated by operation of law. Immediately thereafter, JSM Holding Corp. changed its name to Ehrenkrantz King Nussbaum, Inc. as the surviving merger entity. The effect of this change in control of the advisor would have been to automatically terminate the Fund's investment advisory agreement then in effect.

Rather than have this occur as a matter of law, the Trustees, at a meeting held on February 21, 2001, adopted certain resolutions providing (1) that in the event the Merger was consummated the Fund's investment advisory agreement then in effect would terminate simultaneously therewith and (2) authorizing the Fund to enter into an interim advisory agreement with the surviving merger entity, such interim advisory agreement to contain terms and conditions identical to those contained in the advisory agreement then in effect. The Trustees also directed the officers of the Trust to convene a special meeting of the shareholders of the Trust at which they would be asked to consider approving an advisory agreement containing terms and conditions identical to those contained in the advisory agreement which had been in effect since the Fund's inception in 1986. This Agreement terminated pursuant to its terms on December 26, 2001.

The Trustees, at a meeting held on December 21, 2001, approved an interim advisory agreement between the Fund and Ehrenkrantz King Nussbaum Asset Management, Inc. ("EKNAM"), a Delaware corporation, formed in 2001. EKNAM is an investment advisor registered with the Securities and Exchange Commission as such pursuant to Section 203 of the Investment Advisors Act of 1940. This agreement contains terms and conditions identical to those contained in the advisory agreement in effect since the Fund's inception in 1986 and, in addition, provides that the compensation earned under the Agreement shall be held in an interest bearing escrow account to be disbursed as follows:

  In the event a majority of the Fund's outstanding voting securities approve a contract with the Investment Advisor within the time specified in the interim agreement, the amount in the escrow account (including interest earned) shall be paid to the Investment Advisor, and
  In the event a majority of the Fund's outstanding voting securities do not approve a contract with the Investment Advisor, the Investment Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

This interim agreement may be terminated by the Fund upon ten (10) days written notice to the Advisor and will terminate pursuant to its terms on May 22, 2002.

Compensation

As compensation for its services, the Trust pays to the Advisor a monthly advisory fee computed at the annual rate of 1% of the Funds' average daily net assets. This fee is higher than that of many other mutual funds. The advisory fees paid by the Fund for the years 1999, 2000, and 2001 were $52,219, $53,486 and $44,297, respectively.

Affiliated Brokerage

The Fund places a portion of its portfolio transactions through Ehrenkrantz King Nussbaum, Inc. ("EKN"), an affiliate of the Advisor, acting as a broker-dealer. In the fiscal year ended December 31, 2001, the Fund paid a total of $3,584 in commissions to EKN. This amount represents 100% of the total commissions paid by the Fund during fiscal year 2001.

Board Consideration and Approval of Agreement

The Board, including the Independent Trustees unanimously approved the Advisory Agreement at a meeting held on February 14, 2002. In making its recommendation to adopt the Agreement, the Board considered a number of factors. These factors were the performance of the Fund in fiscal year 2001 and for the last ten years, the nature and quality of the services provided by the Advisor, and the Advisor's fee and the expenses of the Fund in comparison to other mutual funds with a similar investment objective. The Board was also aware that the Advisor placed portfolio transactions through EKN as broker, and the Fund and the Advisor allocated portfolio transactions to brokers that sold shares of the Fund and that provided research to the Advisor.

In December of 2001, the Trustees were made aware of a proposed transaction whereby the Fund's then Investment Advisor, Ehrenkrantz King Nussbaum, Inc. ("EKN") would be sold to another entity. At or near the same time the Trustees received a proposal from Ehrenkrantz King Nussbaum Asset Management, Inc. ("EKNAM") to act as the Fund's Advisor.

The Trustees, after examining relevant materials furnished to them by EKNAM and meeting with the principals, determined that it would be in the best interest of the Fund and its shareholders to enter into an advisory agreement with EKNAM.

This determination was based, in part, upon (1) a familiarity with management of EKNAM, (2) the reputation of EKNAM's portfolio manager and (3) potential economies of scale which could be realized in the event Fund assets increase substantially as a result of increased sales projected by EKNAM. The Trustees noted that any increases in asset levels would result in fixed costs being spread over a larger number of shares and that a reduction in such costs on a per-share basis could be realized depending on the magnitude of any such increases in asset levels relative to current net assets of the Fund.

Lastly, the Trustees have agreed that at least 75% of the Board of Trustees of the Fund cannot be "interested persons," as defined in the 1940 Act, (i.e., must be Independent Trustees) of the new investment advisor.

After a discussion regarding the Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the Proposed Agreement and submit it, with a recommendation for approval, to the shareholders for vote at a Special Meeting.

Effective Date of Agreement

If shareholders approve the Agreement, it will take effect on the date of shareholder approval at the Special Meeting, which may be a date later than March 11, 2002 if the Meeting is postponed or adjourned.

If the shareholders do not approve the Agreement at the Special Meeting, the Fund will not have an investment advisory agreement in effect after that date. In that case, the Board will have to consider what investment advisory agreement to implement and will have to call a Special Meeting of the shareholders to seek shareholder approval of a new investment advisory agreement. The Fund will have to operate under the current agreement or another investment advisory agreement on an interim basis, pending shareholder approval of another investment advisory agreement. Under a rule adopted under the 1940 Act, the Fund can, subject to certain conditions, operate on such an interim basis for as much as 120 days after the termination of an investment advisory agreement even though the interim agreement has not yet been approved by the Fund's shareholders. The rule requires that the interim agreement be approved by the Board and the compensation paid to the investment advisor under the interim agreement not exceed the compensation paid under the terminated agreement.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSED AGREEMENT

AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AGREEMENT

PROPOSAL 4: OTHER BUSINESS

The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT ADVISOR, Ehrenkrantz King Nussbaum Asset Management, Inc., 595 Madison Ave., 38th Floor, New York, NY serves as the Fund's investment Advisor.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Orbitex Data Services, Inc., PO Box 542007, 14707 California St., Ste. 5, Omaha, NE 68154-1952

THE CUSTODIAN. Riggs Bank, Washington, DC, acts as custodian of the Fund's Securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended December 31, 2001, and its semi-annual report dated June 30, 2001, are available free of charge. To obtain a copy, please call Orbitex Data Services, Inc. at 800-635-3427.

PRINCIPAL SHAREHOLDERS

As of December 31, 2001, the Advisor, Ehrenkrantz King Nussbaum, Inc., 595 Madison Ave., 38th Floor, New York, NY 10022, owned 4.1% of the outstanding shares of the Fund. As of that same date Anne Jackson Wallach, Eli Wallach, and H & E Eisenstodt owned 14.7%, 19.1%, and 8.0% respectively of the outstanding shares of the Fund. No other person owns more than 5%.

In addition, to the knowledge of the fund's management, as of December 31, 2001, the officers and Board members, as a group, owned of record and beneficially 1.7%% of the Fund's shares.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of EKN involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, EKN and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exist.

REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the affirmative vote of the holders of a majority of the shares represented at the meeting, if more than 50% of the outstanding shares are present. Proposals 2, 3 and 4 require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. This would require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Trustees,

Joan King

March 22, 2002

THE EHRENKRANTZ TRUST

MEETING TIME:10:00 A.M EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

By my signature below, I appoint Joan King and Irwin Nussbaum as proxies to vote at the Annual Meeting of Shareholders to be held on April 11, 2001, at 10:00 a.m., ET in the offices of the Fund at 595 Madison Ave., 38th Floor, New York, NY 10022, and at any adjournments of the meeting. Ms. King or Mr. Nussbaum may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. King and Mr. Nussbaum to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Date________________________

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Signatures(s) (and Titles(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil [X]

1. To elect the Trustees listed below.

(01)Jeffrey F. Willmott, (02) Irwin Nussbaum (03)Joan King, (04)Robert F. Walker, (05)J. Terrence McCarthy, (06)Tina A. Davis (07)Carlton Dean Thomas, (08) Stanley Brown, (09)Arthur Walsh, (10)Vincent Jay

FOR ALL WITHHOLD FOR ALL

NOMINEES AUTHORITY EXCEPT

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INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL

NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

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  To ratify the appointment by the Trustees of Roy G. Hale,

  CPA as the independent auditors for the Fund for the

  Fiscal year ended December 31, 2001.

  FOR AGAINST ABSTAIN

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  To approve the Advisory Agreement between

  the Fund and Ehrenkrantz King Nussbaum Asset

  Management, Inc.

  FOR AGAINST ABSTAIN

  [ ] [ ] [ ]

  To empower the proxyholders to vote, in their

Discretion, on any other business that may properly

Come before the Meeting or Any adjournment thereof.

FOR AGAINST ABSTAIN

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